ORIGINAL SCREENPLAY ACQUISITION AGREEMENT

                                  By and Among

                             ClubCharlie.com, Inc.,
                              a Nevada corporation;

                                       and

                           Charlie Chance Productions,
                             a Canadian corporation




     THIS ORIGINAL SCREENPLAY ACQUISTION AGREEMENT ("Agreement") is made this ___ day of ___, 1999, by and among ClubCharlie.com, Inc., a Nevada corporation ("Purchaser") and Charlie Chance Productions, a Canadian corporation ("Seller"), and provides for the Purchaser to acquire certain original screenplay rights ("Screenplay") of the Seller.

                                    RECITALS

     1. The Purchaser desires to acquire, on the terms and subject to the conditions specified in this Agreement, the Screenplay rights owned by the Seller.

     2. The Seller believes it is in the best interests of the Seller that they sell the Screenplay to the Purchaser.

     NOW THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

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

                                    ARTICLE I
                                   DEFINITIONS

     As used in this Agreement, in addition to the terms defined elsewhere in this Agreement, the terms specified below in this Article I shall have the definitions and meanings specified immediately after those terms, unless a different and common meaning of the term is clearly indicated by the context, variance and derivatives of the following terms shall have correlative meanings. To the extent that certain definitions and meanings specified below suggest, indicate or express agreements between or among parties to this Agreement, or specify representations, warranties or covenants of a party, the parties agree to the same by execution of this Agreement. The parties to this Agreement agree that agreements, representations, warranties and covenants expressed in any part or provision of this Agreement shall for all purposes of this Agreement be treated in the same manner as other such agreements, representations, warranties and covenants specified elsewhere in this Agreement, and the article or section of this Agreement within such an agreement, representation, warranty or covenant is specified shall have no separate meaning or effect upon the same.

     1.1 "Agreement". This Agreement of Sale of Screenplay, including all of its schedules, exhibits and all other documents specifically referred to in this Agreement that have been or are to be delivered to a party to this Agreement to another such party in connection to the transaction or this Agreement and including all duly adopted amendments, modifications and supplements to or of this Agreement and such schedules, exhibits and other documents.

     1.2 "Business Day". Any day that is not a Saturday, Sunday, or a day on which banks in Los Angeles, California, are authorized to close.

     1.3 "Closing". The completion of the Transaction, to occur as contemplated by the provisions of Article II of this Agreement.

     1.4 "Closing Date". The date on which the Closing actually occurs, which shall be ______________, 1999, unless otherwise agreed by the parties to this Agreement, but shall not in any event be prior to satisfaction or waiver of the conditions to Closing specified by the provisions of Article VII of this Agreement.

     1.5 "Closing Time". The time at which the Closing actually occurs. All events that are to occur at the Closing Time shall, for all purposes, be deemed to occur simultaneously, except to the extent, if at all, that a specific order of occurrence is otherwise described.


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


     1.6 "Consideration". (i) A promissory note executed by the President and Secretary of Purchaser in the principal amount of one hundred and fifty thousand dollars ($150,000). Such promissory note will include a repayment term of six
(6) months and will not bear any interest; and (ii) a royalty agreement executed by the President and Secretary of Purchaser entitling Seller to ten percent (10%) of the Net Profits.

     1.7 "Distribution Expenses". Distribution expenses shall mean (i) cost of positive prints, dupe negatives, lavenders, master and other prints of the Screenplay and all print duplicating material and costs thereof; (ii) all taxes except United States income taxes, in posts, duties, quotas, charges for import permits or permits to transfer currencies and governmental fees of any nature in connection with or in respect of the Screenplay, or the distribution, exhibition or other disposition thereof or the collection or transfer of the proceeds, or on account of or measured by the proceeds from the leasing, licensing or distribution thereof, and all disbursements for licenses to permit the distribution of the Screenplay including, but limited to, royalties on account of sound recordation or dubbing and music licensing, royalties, performing fees and taxes; (iii) all charges incurred for cost of procuring copyright, reasonable litigation expenses in any way involving the production, distribution or exploitation of the Screenplay, checking expenses, proportionate share of dues and other payments to Motion Picture Association of America, Inc., censorship charges, duties, insurance premiums, cost of re-editing or re-cutting or reduction, in cost of titles and translations; (iv) all cost of replacement or cost for reprints or parts thereof and of transportation, packing and handling prints or parts thereof, and of superimposing, dubbing, spotting and re-recording soundtracks and titles; and (v) all expenses and charges for press books, artwork, lithographs, lobby displays, slides, and other advertising accessories (which shall not include trailers), advertising, publicizing, exploitation and cooperative advertising of the Screenplay.

     1.8 "Distribution Fees". A sum equal to thirty percent (30%) of all gross receipts from the distribution of the Screenplay in the United States, Canada and United Kingdom, and a sum equal to forty percent (40%) of all gross receipts from the distribution from the Screenplay and all other countries or territories in which the Screenplay made be distributed; provided that in cases where the Screenplay is sold outright for an entire country or territory the distribution fees shall be ten percent (10%) of the amount payable on said outright sale. In cases where the Purchaser shall cause the Screenplay to be distributed in a country or territory by an outside subdistributor, the foregoing distribution fees shall cover the distribution fee of said subdistributor.

     1.9 "Gross Receipts". All monies payable to Purchaser or its subsidiary companies from the sale, lease, license, reissue or other exploitation of the Screenplay. Gross receipts


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


shall not be deemed received until actually received in cash. The gross receipts shall not include any monies received from trailers but shall include monies received from lithographs, lobby displays, and advertising accessories prepared and distributed in connection with the Screenplay. No money in the nature of security deposits or periodic payments received shall be deemed included as part of gross receipts unless the same shall have been earned or forfeited. Whenever Purchaser shall receive monies in partial payment of licensees due from the Screenplay, together with other things, such partial payments shall be allocated between the Screenplay and such other things in such reasonable manner as Purchaser, in good faith, shall determine.

     1.10 "Negative Cost". The amounts as are incurred as direct items of the cost of production of the Screenplay which shall not include trailers therefore, together with Purchaser's charges for Direct Production Services and General Studio Overhead, all calculated and determined in the same manner as such charges are calculated and determined in most motion pictures produced by Purchaser at the time of the Screenplay is produced hereunder.

     1.11 "Net Profits". The amount, if any, remaining after there shall have been deducted from the Gross Receipts of the Screenplay, Distribution Fees, Distribution Expenses and the Negative Cost of the Screenplay.

     1.12 "Purchaser". ClubCharlie.com, Inc., a Nevada corporation, which, pursuant to the provisions of this Agreement, is acquiring the Screenplay.

     1.13 "Screenplay".  All right, title and interest in and to all properties,
interests,   rights  and  claims  to  the  original  story  plot  entitled  "The
Misadventures of Charlie Chance".

     1.14 "Seller". Charlie Chance Productions, a Canadian corporation, as the sellers of the Screenplay.

     1.14 "Transaction". The sale of the Screenplay, for the Consideration as contemplated by, and subject to the terms and conditions of, this Agreement.

                                   ARTICLE II
                                 THE TRANSACTION

     2.1 The Transaction. At the Closing Date, and at the Closing Time, such and all instances to each of the terms, conditions, provisions and limitations contained in this Agreement, the Seller shall sell, grant, transfer, deliver, convey, assign and set over to the


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


Purchaser, by instruments satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser shall acquire from the Seller, the Screenplay in exchange for the Consideration.

     2.2 Manner of Payment. Payment of the Consideration by the Purchaser shall be made by delivery to the Sellers of a promissory note in the amount of one hundred fifty thousand dollars ($150,000). Such promissory note will include a repayment term of six (6) months and will not bear any interest; and (ii) a royalty agreement executed by the President and Secretary of Purchaser entitling Seller to ten percent (10%) of the Net Profits.

     2.3 Closing. The Closing shall take place at the offices of Stepp & Beauchamp LLP, located at 1301 Dove Street, Suite 460, Newport Beach, California 92660, at 10:00 a.m. on ____________, 1999, or at such other place and time as Purchaser and Seller may agree upon the Closing Date.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to the Purchaser:

     3.1 Screenplay Rights. The Seller warrants and represents that all common law, statutory copyrights and renewals thereof, and all other rights throughout the world in the Screenplay have heretofore been conveyed to Seller by the necessary parties to ensure that Seller has the right to sell, grant, transfer, deliver, convey, assign and set over to the Purchaser all right, title and interest in and to the Screenplay.

     3.2 No Claims or Encumbrances. In all countries throughout the world where copyright protection is available, all common law and statutory copyrights and all renewals thereof and all other rights in and to all of said treatments, and all parts thereof, are vested in Seller as author thereof, or otherwise, free and clear of all claims and encumbrances.

     3.3 Authority Relative to this Agreement. The Seller has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of Seller and no other corporate proceedings on the part of Seller are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction, including delivery of the Script. This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable in accordance with its terms.


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


     3.4 Absence of Breach; No Consents. The execution, delivery and performance of this Agreement, and the performance by Seller of its obligations hereunder, do not (i) conflict with, and will not result in a breach of any of the provisions of the Articles of Incorporation or Bylaws of the Seller or other similar corporate charter documents; (ii) contravene any law, rule or regulation of any State or Commonwealth of the United States, or of any applicable foreign jurisdiction, or any order, writ, judgment, injunction, decree, determination or award effecting or binding upon the Seller, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction;
(iii) conflict with or result in material breach or default of any material indenture or loan or credit agreement or any other material agreement or instrument to which Seller is a party, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction; or (iv) require the authorization, consent, approval or license of any third party of such a nature that the failure to obtain the same would provide a basis for enjoining or otherwise preventing consummation of the Transaction.

     3.5 Government Consents. No consent, approval or authorization of, or registration, declaration, designation, qualification, or filing with, any governmental authority on the part of the Seller is required in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Consideration, or the consummation of any other transaction contemplated hereby other than as provided by applicable laws.

     3.6 Compliance with Applicable Law. The Seller has not adapted any portion of the Screenplay from any other literary, dramatic or other work of any kind, nature or description nor did the Seller copy or use in the Screenplay, the plot, scene, sequence or story of any other literary, dramatic or other work. No part of the Screenplay infringes upon or violates the common law or statutory rights of any other dramatic or any other work. No part of the Screenplay libels, invades the right of privacy, or otherwise, infringes upon the common law, statutory or contractual rights of any person, firm or corporation.

     3.7 Rights Granted. Seller is the exclusive owner throughout the world of all rights granted by Seller to Purchaser under this Agreement. Seller has not heretofore assigned, licensed or in any manner, encumbered or impaired the rights granted by Seller to Purchaser under this Agreement. Seller has not committed any act of commission or omission by which the rights granted by Seller to Purchaser by this Agreement can or will be diminished or impaired. As far as Seller knows, there is no outstanding claim or litigation pending involving the title, ownership or copyright in any of the rights granted by Seller to Purchaser under this Agreement. No motion picture, television or other


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


version of the Screenplay, or any part thereof, have been manufactured, performed or presented anywhere in the world.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to the Seller:

     4.1 Organization and Qualification. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation and has the requisite corporate power and authority to enter into and to perform this Agreement. There are no actions or proceedings pending or intended to dissolve the Purchaser. The Purchaser is not insolvent, nor in the hands of a receiver and no proceedings are pending by or against the Purchaser in bankruptcy or reorganization of any state or federal court, nor has Purchaser filed a petition in bankruptcy.

     4.2 Authority Relative to this Agreement. The Purchaser has the requisite corporate power and authority to enter into this Agreement and to carry its obligations hereunder. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of Purchaser and no other corporate proceedings on the part of the Purchaser are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction, including delivery of the Consideration. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms.

     4.3 Absence of Breach; No Consents. The execution, delivery and performance of this Agreement, and the performance by Purchaser of its obligations hereunder, do not (i) conflict with, and will not result in a breach of any of the provisions of the Articles of Incorporation or Bylaws of Purchaser; (ii) contravene any law, rule or regulation of any State or Commonwealth of the United States, or of any applicable foreign jurisdiction, or any order, writ, judgment, injunction, decree, determination or award affecting or binding upon the Purchaser, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the transactions contemplated hereunder; (iii) conflict with or result in material breach or default of any material indenture or loan or credit agreement or any other material agreement or instrument to which Purchaser is a party, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction; or (iv) require the authorization, consent, approval or license of any third party of such a nature that the failure to obtain the same would provide a basis for enjoining or otherwise preventing consummation of the Transaction.


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


     4.4 Government Consents. No consent, approval or authorization of, or registration, declaration, designation, qualification, or filing with, any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Consideration, or the consummation of any other transaction contemplated hereby other than as provided by applicable laws.

                                    ARTICLE V
                           COVENANTS OF THE PURCHASER

     5.1 Affirmative Covenants. From the date of this Agreement to the Closing Date, the Purchaser will take every action reasonably required of it in order to satisfy the conditions to closing set forth in this Agreement and otherwise, to ensure the prompt and expedient consummation of the Transaction and will exert all reasonable efforts to cause the Transaction to be consummated; provided, however, in all instances that the representations and warranties of the Seller in this Agreement are and remain true and accurate that the covenants and agreements of the Seller in this Agreement are performed and that the conditions and obligations of the Purchaser set forth in this Agreement are not incapable of satisfaction.

     5.2 Cooperation. The Purchaser shall cooperate with the Seller's counsel, accountants and agents in every way in carrying out the Transaction and in delivering all documents and instruments deemed to be reasonably necessary are useful by counsel to the Seller.

     5.3 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred by the Purchaser in connection with this Agreement and the Transaction shall be paid by the Purchaser.

     5.4 Issuance and Delivery of the Consideration. At the Closing, the Purchaser shall deliver or cause to be delivered to Seller a promissory note in the amount of one hundred fifty thousand dollars ($150,000). Such promissory note will include a repayment term of six (6) months and will not bear any interest; and (ii) a royalty agreement executed by the President and Secretary of Purchaser entitling Seller to ten percent (10%) of the Net Profits, which shall not be deemed to accrue the remittable to or for the account of Seller and until such amounts have been actually received by Purchaser.

     5.5. Books and Records.  Purchaser shall keep accurate books of account and


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

records showing, with respect to the Screenplay and the negative cost thereof, the gross receipts and all expenditures made by Purchaser in respect thereto. Said books of account and record shall be maintained by Purchaser in its principal place of business and in foreign countries where Purchaser maintains its books and accounts in the regular course of business. For a period of 18 months after the date of any statement relating to a transaction in respect to the distribution of the Screenplay, Purchaser shall forward Seller or its authorized representative, during reasonable business hours and at intervals not more frequent that once a year, the right of access to audit and inspection of said books of accounts and records of such place where said books and records are maintained as aforesaid; and Purchaser will permit Seller or its representative, during such inspections, to take excerpts only from such part of said books and records as relates to the distribution of the Screenplay hereunder.

     5.6 Quarterly reports. Purchaser shall render to Seller quarterly reports with respect to the distribution of the Screenplay commencing with the first quarter after release of the Screenplay. Each said report shall be accompanied by remittance to Seller of any amount showing on said report to be due Seller.

                                   ARTICLE VI
                            COVENANTS OF THE SELLERS

     6.1 Affirmative Covenants. From the date of this Agreement to the Closing Date, the Seller will take every action reasonably required of it in order to satisfy the conditions to closing set forth in this Agreement and otherwise, to ensure the prompt and expedient consummation of the Transaction and will exert all reasonable efforts to cause the Transaction to be consummated provided in all instances that the representations and warranties of the Purchaser in this Agreement are and remain true and accurate and that the conditions and obligations of the Purchaser set forth in this Agreement are not incapable of satisfaction.

     6.2  Delivery  of  Screenplay.  On the  Closing,  the Seller  shall  grant, transfer, assign and deliver to the Purchaser, free and clear of all encumbrances, the Screenplay and all rights of any and every nature whatsoever thereunder.

     6.3 Cooperation. The Seller shall cooperate with the Purchaser and its counsel, accountants and agents in every way in carrying out the Transaction and in delivering all documents and instruments deemed to be reasonably necessary are useful by the Purchaser.

     6.4 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred by the Seller in connection with this Agreement and the Transaction shall be paid by the Seller.



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


                                    ARTICLE 7
                            CONDITIONS TO OBLIGATONS

     7.1 Conditions to Obligation of Purchaser. The obligation of the Purchaser to effect the Transaction shall be subject to the fulfillment at or prior to the Closing of the following conditions, unless Purchaser shall waive such fulfillment:

     (1) This Agreement and the transactions contemplated hereby shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties required to consummate the Transaction.

     (2) There shall not be in effect a preliminary or permanent in junction or other order by any federal or state court which prohibits the consummation of the Transaction.

     (3) The Seller shall have performed in all material respects each of its agreements and obligations contained in this Agreement and required to be performed on or prior to the Closing and shall have complied with all material requirements, rules, and regulations of all regulatory authorities having jurisdiction relating to the Transaction.

     (4) No material adverse change shall, in the reasonable judgment of the Purchaser, have occurred relating to the Screenplay.

     (5) The representations and warranties of the Seller set forth in this Agreement shall be true in all material respects as of the date of this Agreement and, except in such respects as, in the reasonable judgment of the Purchaser, do not materially and adversely affect the Screenplay, as of the Closing as if made as of such time.

     7.2 Conditions to Obligation of the Seller. The obligation of the Seller to effect the Transaction shall be subject to the fulfillment at or prior to the Closing of the following conditions, unless the Seller shall waive such fulfillment:

     (1) This Agreement and the Transaction shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties required by law to consummate the Transaction.



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


     (2) There shall not be in effect a preliminary or permanent injunction or other order by any federal or state authority, which prohibits the consummation of the Transaction.

     (3) The Purchaser shall have performed in all material respects its agreements and obligations contained in this Agreement required to be performed on or prior to the Closing.

     (4) The representations and warranties of the Purchaser set forth in this Agreement shall be true in all material respects as of the date of this Agreement and, as of the Closing Date as if made as of such time.

                                  ARTICLE VIII
                        TERMINATION, AMENDMENT AND WAIVER

     8.1 Termination. This Agreement and the Transaction may be terminated at any time prior to the Closing, whether before or after any approval by shareholders:

     (1)  By mutual consent of the Purchaser and the Seller; or

     (2) By either Purchaser or the Seller, upon written notice to the other, if the conditions to such party's obligations to consummate the Transaction were not, or cannot reasonably be, satisfied on or before _____________, 1999 unless the failure of condition is the result of the material breach of this Agreement by the party seeking to terminate.

     By any party hereto, upon written notice to the other parties, if such party reasonably determines that either (i) the consummation of any of the transactions contemplated hereby or in any of the agreements referenced herein is likely to violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction or (ii) there shall exist or be enacted or adopted any statute, rule or regulation which makes consummation of any of the transactions contemplated hereby or in any of the agreements referenced herein illegal or otherwise prohibited.

     In the event of termination of this Agreement pursuant to this Section 8.1, the transactions contemplated by this Agreement shall be terminated without further action by the parties hereto and thereupon shall become void and of no further effect, without any liability of either party to the other, except that nothing herein shall relieve either party


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


from liability for any breach of this Agreement occurring prior to such termination. If the transactions contemplated by this Agreement are terminated as provided in this 8.1, each party will promptly return (or cause to be returned) all documents, work papers and other materials obtained by it or its affiliates, representatives, consultants and agents from the other party (or any of its agents) relating to the transactions contemplated hereby.

     8.2 Amendment. This Agreement may be amended by the Seller and the Purchaser by action taken at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of the Seller and the Purchaser.

     8.3 Waiver. At any time prior to the Closing Date, the Purchaser or the Seller may (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions specified in this Agreement herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE IX
                                 INDEMNIFICATION

     9.1 Indemnification by the Seller. The Seller shall indemnify and hold the Purchaser harmless in respect of any and claims, losses, damages, liabilities and expenses, including, without limitation, settlement costs and any legal, accounting and other expenses for investigating or defending any actions or threatened actions, reasonably incurred by the Purchaser, in connection with each and all of the following:

     (a) Any breach of any representation or warranty made by the Seller, or any of them, in this Agreement; and

     (b) The breach of any covenant, agreement or obligation of the Seller, or any of them, contained in this Agreement or any other instrument contemplated by this Agreement.

     9.2 Indemnification by the Purchaser. Purchaser shall indemnify and hold the Seller harmless in respect of any and all claims, losses, damages, liabilities and expenses, including, without limitation, settlement costs and any legal, accounting or other expenses for investigating or defending any actions or threatened action, reasonably incurred by the Seller in connection with each and all of the following:

     (a) Any breach of any representation or warranty made by the Purchaser in this Agreement; and

     (b) The breach of any covenant, agreement or obligation of the Purchaser contained in this Agreement or any other instrument contemplated by this Agreement.

     9.3 Claims for Indemnification. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification ("Indemnified Party") shall promptly notify the other party ("Indemnifying Party") of the claims and, when known, the facts constituting the basis for such claim. In the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice to the Indemnifying Party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder, without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld) unless suit shall have been instituted against it and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided herein.

     9.4 Defense by Indemnifying Party. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such claim. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom, (a) the Indemnified Party may defend against such claim or litigation, in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. If the Indemnifying Party thereafter seeks to question the manner in which the Indemnified Party defended such third party claim or the amount or nature of any such settlement, the Indemnifying Party shall have the burden to prove by a preponderance of the evidence that the Indemnified Party did not defend or settle such third party claim in a reasonably prudent manner. Notwithstanding anything to the contrary set forth herein, in no event may the Indemnifying Party enter into any settlement without the prior written consent of the Indemnified Party.

                                    ARTICLE X
                            DOCUMENTS AND INSTRUMENTS
                           TO BE DELIVERED AT CLOSING

     10.1 The Purchaser to the Seller. On the Closing, the Purchaser shall deliver or cause to be delivered the following instruments and documents to the
Seller:

     (1) a promissory note executed by the President and Secretary of Purchaser in the amount of one hundred fifty thousand dollars ($150,000). Such promissory note will include a repayment term of six (6) months and will not bear any interest; and

     (2) a royalty agreement executed by the President and Secretary of Purchaser entitling Seller to ten percent (10%) of the Net Profits.

     10.2 The Seller to the Purchaser. On the Closing, the Seller shall deliver or cause to be delivered to the Purchaser all books, records, journals, disks, documents, memoranda and other instruments relating to the Screenplay which are necessary or appropriate to enable the Purchaser, to utilize and exploit the Screenplay to the maximum extent permitted by law after the Closing, including, but not limited to, all copies of the Screenplay in the possession of Seller.

                                   ARTICLE XI
                               GENERAL PROVISIONS

     11.1 Notices. Any notice, direction or instrument required or permitted to be given pursuant to this Agreement shall be given in writing by (a) telegram, facsimile transmission or similar method, if confirmed by mail as herein provided, by mail; (b) if mailed postage prepaid, by certified mail, return receipt requested; or (iii) hand delivery to any party at the addresses of the parties specified, below. If given by telegram or facsimile transmission or similar method or by hand delivery, such notice, direction or instrument shall be deemed to have been given or made on the day on which it was given, and if mailed, shall be deemed to have been given or made on the second (2nd) business day following the day after which it was mailed. Any party may, from time to time by similar notice, give notice of any change of address, and in such event, the address of such party shall be deemed to be changed accordingly. The address, telephone number and facsimile transmission number for the notice of each party are:

         If to the Seller:                        Charlie Chance Productions

                                                  ---------------------------
                                                  ---------------------------
                                                  ---------------------------


         If to Purchaser:                         ClubCharlie.com, Inc.

                                                   ---------------------------
                                                   ---------------------------
                                                   ---------------------------


     11.2 Recovery of Enforcement Costs. In the event any party shall institute any action or proceeding to enforce any provision of this Agreement to seek relief from any violation of this Agreement, or to otherwise obtain any judgment or order relating to or arising from the subject matter of this Agreement, each prevailing party shall be entitled to receive from each losing party such prevailing party's actual attorneys' fees and costs incurred to prosecute or defend such action or proceeding.

     11.3 Assignment. No party shall have the right, without the consent of the other party, to assign, transfer, sell, pledge, hypothecate, delegate, or otherwise transfer, whether voluntarily, involuntarily or by operation of law, any of such party's rights or obligations created by the provisions of this Agreement, nor shall the parties' rights be subject to encumbrance or the claim of creditors. Any such purported assignment, transfer, or delegation shall be null and void.

     11.4 Captions and Interpretations. Captions of the articles and sections of this Agreement are for convenience and reference only, and the works specified therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language as if prepared by all parties and not strictly for or against any party. Each party and counsel for such party have reviewed this Agreement. The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

     11.5 Entire Agreement. This Agreement and the exhibits to this Agreement are the final written expression and the complete and exclusive statement of all the agreements, conditions, promises, representations, warranties and covenants between the parties with respect to the subject matter of this Agreement, and this Agreement supersedes all pri or or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and discussions by and between and among the parties, their respective representatives, and any other person, with respect to the subject matter specified in this Agreement. No provision of any exhibit to this Agreement shall supersede or annul the terms and provisions of this Agreement, unless the matter specified in such exhibit shall explicitly so provide to the contrary, in the event of ambiguity in meaning or understanding between the provisions of this Agreement proper and the appended exhibits, the provisions of this Agreement shall prevail and control in all instances.

     11.6 Choice of Law and Consent to Jurisdiction. This Agreement shall be deemed to have been entered into in the State of Nevada. All questions concerning the validity, interpretation, or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Nevada, without regard to conflicts of law principles.

     11.7 Waiver and Modification. No modification, supplement or amendment of this Agreement or of any covenant, condition, or limitation specified in this Agreement shall be valid unless the same is made in writing and duly executed by both parties. No waiver of any covenant, condition, or limitation specified in this Agreement shall be valid unless the same is made in writing and duly executed by the party making the waiver. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

     11.8 Number and Gender. Whenever the singular number is used in this Agreement and, when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and the neuter genders, and vice versa, and the word "person" shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity.

     11.9 Successors and Assigns. This Agreement and each of its provisions shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties. Nothing specified in this section, however, shall be a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.

     11.10 Third Party Beneficiaries. Except as expressly specified by the provisions of this Agreement, this Agreement shall not be construed to confer upon or give to any person, other than the parties hereto, any right, remedy or claim pursuant to, or by reason of, this Agreement or of any term or condition of this Agreement.

     11.11 Severability. In the event any part of this Agreement, for any reason, is determined by a court of competent jurisdiction to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated. It is hereby declared the intention of the parties that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter determined to be invalid.

     11.12 Governmental Rules and Regulations. The Transactions is and shall remain subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the Transaction.

     11.13 Execution in Counterparts. This Agreement may be prepared in multiple copies and forwarded to each of the parties for execution. All of the signatures of the parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all the parties, those copies shall constitute one agreement which is not otherwise separable or divisible. Counsel for Purchaser shall keep all of such signed copies and shall conform one copy to show all of those signatures and the dates thereof and shall mail a copy of such conformed copy to each of the parties within thirty (30) days after the receipt by such counsel of the last signed copy, and such counsel shall cause one such conformed copy to be filed in the principal office of such counsel.

     11.14 Reservation of Rights. The failure of any party at any time or times hereafter to require strict performance by any other party of any of the warranties, representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect of diminish any right of such party failing to require strict performance to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms, and conditions specified in this Agreement. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether the same or of a different type. None of the representations, warranties, covenants, conditions, provisions and terms specified in this Agreement shall be deemed to have been waived by any act or knowledge of any party, its agents, trustees, officers, or employees and any such waiver shall be made only by an instrument in writing, signed by the waiving party and directed to any non-waiving party specifying such waiver, and each party reserves such party's rights to insist upon strict compliance herewith at all times.

     11.15 Survival of Covenants, Representations and Warranties. All covenants, representations, and warranties made by each party to this Agreement shall be deemed made for the purpose of inducing the other party to enter into and execute this Agreement. The representations, warranties, and covenants specified in this Agreement shall survive the Closing and shall survive any investigation by either party whether before or after the execution of this Agreement. The covenants, representations, and warranties of the Seller and Purchaser are made only to and for the benefit of the other and shall not create or vest rights in other persons.

     11.16 Concurrent Remedies. No right or remedy specified in this Agreement conferred on or reserved to the parties is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. The termination of this Agreement for any reason whatsoever shall not prejudice any right or remedy, which any party may have, either at law, in equity, or pursuant to the provisions of this Agreement.

     11.17 Force Majeure. If any party is rendered unable, completely or partially, by the occurrence of an event of "force majeure" (hereinafter defined) to perform such party's obligations created by the provisions of this Agreement, such party shall give to the other party prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure," shall be suspended during, but no longer than, the continuance of the event of "force majeure." The party affected by such event of "force majeure" shall use all reasonable diligence to resolve, eliminate and terminate the event of "force majeure" as quickly as practicable. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as hereinabove specified, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned. The term "force majeure" as used herein shall be defined as and mean any act of God, strike, civil disturbance, lockout or other industrial disturbance, act of the public enemy, war, blockage, public riot, earthquake, tornado, hurricane, lightening, fire, public demonstration, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of the party claiming such suspension.

     11.18 Consent to Agreement. By executing this Agreement, each party, for itself represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement. Each party represents, warrants and covenants that such party executes and delivers this Agreement of its own free will and with no threat, undue influence, menace, coercion or duress, whether economic or physical. Moreover, each party represents, warrants, and covenants that such party executes this Agreement acting on such party's own independent judgment and upon the advice of such party's counsel.


IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed on the date first written above.



ClubCharlie.com, Inc.,                      Charlie Chance Productions,
a Nevada corporation                        a Canadian corporation

By: /s/ [ILLEGIBLE]                   By:  /s/ [ILLEGIBLE]
    -------------------                    -------------------
Its: President                             Its: President

By:                                   By:
    -------------------                    -------------------
Its: Secretary                             Secretary